LCPI ASSIGNMENT AGREEMENT


                  LCPI ASSIGNMENT AGREEMENT dated as of March 18, 1998 between LEHMAN COMMERCIAL PAPER INC., solely in its capacity as administrative agent for the Lenders (as defined below)(the "Administrative Agent"), as assignor hereunder and FIRST UNION NATIONAL BANK ("First Union"), as assignee hereunder.

                  The Administrative Agent is party to a Credit Agreement dated as of January 2, 1998 (as amended, supplemented and otherwise modified and in effect to but excluding the date hereof, the "Credit Agreement") between International Telecommunication Data Systems, Inc., a corporation duly organized and validly existing under the laws of the State of Delaware (the "Borrower"); ITDS Intelicom Services, Inc., a corporation duly organized and validly existing under the laws of the State of Delaware ("Intelicom" and, together with the Borrower, the "Obligors"); each of the lenders signatory thereto (individually, a "Lender" and, collectively, the "Lenders"); and the Administrative Agent.

                  The Administrative Agent proposes to assign and transfer to First Union and First Union proposes to acquire and assume from the Administrative Agent, all of the rights, obligations and interest of the Administrative Agent under each of the Loan Documents (as defined in the Credit Agreement).

                  Accordingly, in consideration of the premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  Section 1 Definitions. As used herein, "LCPI Assignment Date" shall mean the first date on which each of the conditions to effectiveness set forth in Section 4 hereof shall have been satisfied. Terms used but not defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement.

                  Section 2. Successor Administrative Agent; Assignment. On the terms and conditions set forth herein, effective on and as of the LCPI Assignment Date, (a) Lehman Commercial Paper Inc. hereby resigns as the Administrative Agent (the Administrative Agent, in its retiring agency capacity to be referred to herein as the "Retiring Administrative Agent") and the Majority Lenders hereby appoint First Union as successor Administrative Agent pursuant to Section 11.08 of the Credit Agreement, and (b) the Retiring Administrative Agent hereby assigns and transfers to First Union, as successor Administrative Agent, all of the right, title and interest of the Retiring Administrative Agent in, to and under, and First Union as successor Administrative Agent hereby acquires all of the right, title and interest in, to and under, and hereby assumes all of the obligations of the Retiring Administrative Agent occurring from and after the LCPI Assignment Date under, each of the Loan Documents (the "Assigned Interest").



                            LCPI Assignment Agreement
                            -------------------------

                  First Union agrees with the Lenders that First Union will, from and after the LCPI Assignment Date, perform all of the obligations of the Administrative Agent under each of the Loan Documents (First Union, in its successor agency capacity to be referred to herein as the "Successor Administrative Agent"). From and after the LCPI Assignment Date the Retiring Administrative Agent shall be released from the obligations of the Administrative Agent under each of the Loan Documents.

                  Section 3. Representations and Warranties. The Administrative Agent, as assignor, represents and warrants to First Union, as assignee, that
(i) the Administrative Agent has heretofore delivered to First Union true copies of all Loan Documents as amended, modified and supplemented to, and as in effect on, the date hereof and such Loan Documents constitute the sole agreements or instruments evidencing or governing the Assigned Interest and there are no other material agreements or understandings with the Borrower binding on the Administrative Agent with respect to the Assigned Interest; (ii) all interest on the Revolving Loans and the Term Loans, all commitment fees and other fees (if any) payable under the Credit Agreement to the Lenders, in each case accrued to the LCPI Assignment Date, have been paid in full by the Borrower and distributed by the Administrative Agent to the Lenders; (iii) it has no knowledge of any Default or Event of Default under the Existing Credit Agreement; and (iv) as of the LCPI Assignment Date, Lehman Commercial Paper Inc.
is the sole Lender under the Existing Credit Agreement.

                  Section 4. Conditions To Effectiveness. The effectiveness of the assignment and transfer contemplated hereby is subject to the satisfaction of each of the following conditions (including, without limitation, that each document to be received by the Successor Administrative Agent shall be in form and substance satisfactory to the Successor Administrative Agent):

                  (a) LCPI Assignment Agreement. The Successor Administrative Agent shall have received this LCPI Assignment Agreement, duly executed and delivered by the Administrative Agent.

                  (b) Consent to Assignment. The Borrower shall acknowledge notice of, and the Majority Lenders shall acknowledge notice of and shall have consented to, the transactions contemplated by this LCPI Assignment Agreement by signing on the respective signature lines provided below.

                  (c) Filings and Recordings. The Successor Administrative Agent shall have received evidence that all of the necessary amendments, assignments, filings and/or recordings have been made in connection with the transfer of the Assigned Interest by the Retiring Administrative Agent to the Successor Administrative Agent, that all necessary or appropriate UCC-3 statements of assignment and amendments to the Mortgages have been filed in connection with the Security Documents.



                            LCPI Assignment Agreement
                            -------------------------

                  (d) Pledge Documents. The Successor Administrative Agent shall have received from the Retiring Administrative Agent the certificates representing the Pledged Stock (as defined in the Security Agreement) each accompanied by an undated stock power executed in blank.

                  Section 5. Counterparts. This LCPI Assignment Agreement may be executed in any number of counterparts, each of which shall be identical and all of which, when taken together, shall constitute one and the same instrument, and any of the parties hereto may execute this LCPI Assignment Agreement by signing any such counterpart.

                  Section 6. Binding Effect. This LCPI Assignment Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                  Section 7. Governing Law. This LCPI Assignment Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

                  IN WITNESS WHEREOF, the parties hereto have caused this LCPI Assignment Agreement to be duly executed as of the day and year first above written.

                                             LEHMAN COMMERCIAL PAPER INC.
                                               as Retiring Administrative Agent


                                             By /s/ Dennis J. Dee
                                                -------------------------
                                                Authorized Signatory


                                             FIRST UNION NATIONAL BANK,
                                               as Successor Administrative Agent


                                             By /s/ John M. Burlingame
                                                -------------------------
                                                Senior Vice President




                            LCPI Assignment Agreement
                            -------------------------

CONSENT, ACKNOWLEDGE AND AGREE:

LEHMAN COMMERCIAL PAPER INC.,
as Lender


By /s/ Dennis J. Dee
   --------------------------
   Vice President


INTERNATIONAL TELECOMMUNICATION DATA
SYSTEMS INC., the Borrower



By /s/ Peter L. Masanotti
   --------------------------
   Executive Vice President





                            LCPI Assignment Agreement
                            -------------------------